UNITED STATES SECURITIES AND EXCHANGE
COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report February 1 , 2012

THE GUITAMMER COMPANY
 (Exact name of registrant as specified in its charter)

Nevada	000-54331	61-1650777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6117 Maxtown Road, Westerville, OH   43082
(Address of principal executive offices) (Zip Code)

(614) 898-9370
 (Registrant’s telephone number, including area code

N/A
(Former name, former address and former fiscal year, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement

Item 3.02          Unregistered Sales of Equity Securities.

On December 21, 2011, the Company entered into  two Note Conversion Agreements with Standard Energy Company (“Standard Energy”) to convert the principal of and accrued interest on  the notes payable by the Company to Standard Energy(the Standard Energy Notes”) into shares of common stock of the Company at a conversion price of $0.25 per share. On this date Standard Energy converted the Standard Energy Notes, having a combined aggregate principal balance of $249,692 .95 and a combined accrued interest of $49,946.16 into 1,198,556 shares of common stock of the Company.  Reference is made to the two Standard Energy Notes, Exhibits 10.31 and 10.35 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011and the said two Note Conversion Agreements with Standard Energy, Exhibits 10.31A and 10.35A to the Company’s Form 8-K Current Report filed with the Commission on December 23, 2011.  The parties mutually miscalculated the amount ($49,946.16) of the accrued interest on the Standard Energy Notes which should have been $53,486.99, a difference of an additional $3,540.83 in accrued interest for conversion at $0.25 per share into an additional 14,163 shares of common stock of the Company for issue to Standard Energy. On February 1, 2012, the parties entered into an Addendum to the Note Conversion Agreements to correct this accrued interest miscalculation, filed herewith as Exhibits 10.31B and 10.35B and incorporated herein.

Also on December 21, 2011, the Company entered into two Note Conversion Agreements with The Walter J. Doyle Trust (the “Doyle Trust”) to convert the principal of and accrued interest on the notes payable by the Company to the Doyle Trust (the Doyle Trust Notes”) into shares of common stock of the Company at a conversion price of $0.25 per share.  On this date the Doyle Trust converted the Doyle Trust Notes, having a combined aggregate principal balance of $174,692.95 and a combined accrued interest of $40,891.36 into 862,336 shares of common stock of the Company.  Reference is made to the two Doyle Trust Notes, Exhibits 10.32 and 10.34 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011 and the said two Note Conversion Agreements with the Doyle Trust, Exhibits 10.32A and 10.34A to the Company’s Form 8-K Current Report filed with the Commission on December 23, 2011.  The parties mutually miscalculated the amount ($40,891.36) of the accrued interest on the Doyle Trust Notes which should have been $42,358.02, a difference of an additional $1,466.66 in accrued interest for conversion at $0.25 per share into an additional 5,867 shares of common stock of the Company for issue to Standard Energy.  On February 1, 2012, the parties entered into an Addendum to the Note Conversion Agreements to correct this accrued interest miscalculation, filed herewith as Exhibits 10.32B and 10.34B and incorporated herein.

Also on December 21, 2011, the Company entered into a Conversion and Amended Loan Agreement with Forest Capital, LLC (“Forest Capital”) to convert $100,000 of a $250,000 loan and $98,493.15 in accrued interest thereon payable by the Company to Forest Capital (the “Forest Capital Loan”) into793, 972 shares of common stock of the Company at a conversion price of $0.25 per share.  Reference is made to the Forest Capital Loan, Exhibit 10.15 to the Company’s Form 10 Registration Statement filed with the Commission on April 5, 2011 and the said Conversion and Amended Loan Agreement with Forest Capital, Exhibit 10.15B to the Company’s Form 8-K Current Report filed with the Commission on December 23, 2011.  The parties mutually miscalculated the amount ($98,493.15) of the accrued interest on the Forest Capital Loan which should have been $121,727.69, a difference of an additional $23,234.54 in accrued interest for conversion at $0.25 per share into an additional 92,938 shares of common stock of the Company for issue to Forest Capital.  On February 1,  2012, the parties entered into an Addendum to the Conversion and Amended Loan Agreement to correct this accrued interest miscalculation, filed herewith as Exhibit 10.15C and incorporated herein.

The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended for the above issuances of shares of common stock upon said conversions of the additional accrued interest on notes and loans. Each of such issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer of such shares.

Item 9.01          Financial Statements and Exhibits.

(d)           Exhibits

10.15C                                Addendum to Conversion and Amended Loan Agreement with Forest Capital.
10.31B                                Addendum to Note Conversion Agreements with Standard Energy Company
10.32B                                Addendum to Note Conversion Agreements with The Walter J. Doyle Trust
10.34B                                Addendum to Note Conversion Agreements with The Walter J. Doyle Trust
10.35B                                Addendum to Note Conversion Agreements with Standard Energy Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Guitammer Company
(Registrant)

Date: Feb 1, 2012	/s/ Richard E. Conn
Rich Conn, CFO